

Sino Green Land Corporation

Investor Presentation – September 2010





Safe Harbor

This presentation may contain forward-looking statements. Such statements include, among others, those concerning the company's expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results of the Company to differ materially from those anticipated, expressed or implied in the forward-looking statements. The words "believe," "expect," "anticipate," "project," "targets," "optimistic," "intend," "aim," "will" or similar expressions are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those anticipated include risks related to the company's ability to overcome competition in its market; the impact that a downturn or negative changes in the price of the company's products could have on its business and profitability; the company's ability to simultaneously fund the implementation of its business plan and invest in new projects; economic, political, regulatory, legal and foreign exchange risks associated with international expansion; or the loss of key members of the company's senior management; any of the factors and risks mentioned in the "Risk Factors" sections of the Company's amended current report on Form 10K/A filed on April 30, 2010. The Company assumes no obligation, and does not intend, to update any forward-looking statements, except as required by law.

Investment Highlights

- ✓ Innovative distribution model that addresses highly fragmented farmer's market and increasing demand for premium foods
- ✓ Efficient and scalable platform for the distribution of high-end fruits and vegetables
- ✓ Established foothold and entry into green foods -- wholesale and retail
- ✓ Strong support of China Green Food Association and China Green Food Develop Center, subsidiaries of China's Ministry of Agriculture
- ✓ Four year sales CAGR 94% with revenue of $108 million and adjusted net income* of $7.5 million in 2009

*2009 adjusted net income excludes $.6M amortization of land lease expense and $3.9M change in derivative liability

About Sino Green Land

- Leading agricultural distributor of high end fruits, vegetables and green foods in China
- High end fruits include Fuji apples, emperor bananas and tangerine oranges
  - Currently distribute products in two key markets:
    - The Guangzhou YunCheng wholesale market
    - The Beijing Xinfadi wholesale market
- Green foods distribution through our Metro Green distribution hub
- Intensive cooperation with China's Ministry of Agriculture and local municipal governments and supported by them
- Founded in Guangzhou, China in 2003

Market Overview

- Fruit orchards in mainland China are typically very small (1/2 acre each)
- Most distributors operate on an ad-hoc basis
  - Buy fruits from individual orchard farmers
  - No assurance of supply, quality or timing
- Large retailers are forced to deal with agents to secure their supply
- Distribution channels for China's agricultural products are under-developed

Co-operative Model

- Lock in supply by providing an outlet for produce


Co-op Association
Guaranteed supply
Coordination with farmers
Sino Green Land
Wholesale
Retail
Export

Plantation Bases



Shaanxi Apples Base
Guangxi Tangerine Base
Guangdong Emperor Banana Base

Shaanxi Base	Fuji Apple	16,206 Acres
Guangdong Base	Emperor Banana	2,864 Acres
Guangxi Base	Tangerine	1,283 Acres
Total		20,353 Acres

Product Overview

Fuji Apple

- High popularity in China due to crispness and taste
- Long storage period (365 days) and easy to transport
- One of the most highly consumed fruits in China
- 2009 Sales of $91.8mm Margin of 10.6%

Emperor Banana

- Originates from Thailand and is new to China
- Can only be cultivated in 2 provinces in China
- Prices at 2 to 2.5x normal banana price
- 2009 Sales of $9.7mm Margin of 12.7%

Tangerine Orange

- Created by grafting a Japanese tangerine tree onto an orange tree stem
- Approx. 2.5x higher yield than a regular orange tree
- Long storage period (90 days) and well suited for transportation
- 2009 Sales of $5.4mm Margin of 11.4%







Revenue Composition

Fiscal Year 2008


Tangrine Orange 5.5%
Others 0.5%
Emperor Banana 7%
Fuji Apple 87%

Total: $74mm

Fiscal Year 2009


Tangrine Orange 5%
Others 1%
Emperor Banana 9%
Fuji Apple 85%

Total: $108mm

- Margin for Fuji Apple: 10.6%
- Margin for Emperor Banana: 12.7%
- Margin for Tangerine Orange: 11.4%

Wholesale Distribution

- Currently distribute through two wholesale markets:
  - Guangzhou Yuncheng (annual turnover of fruits is 1 million tons)
  - Beijing Xinfadi (annual turnover of fruits and vegetables is 2.8 million tons)



Guangzhou



Beijing

- Ability to leverage wholesale channels by distributing additional premium fruits and vegetables
- Over 70% of China's agriculture products, including fruits and vegetables, are distributed through wholesale markets

Growth Strategy

- Work with cooperative groups to expand acreage of land leases
- Plan to supply fruits directly to super market chains
  - Gross margins for retail fruit business are approximately double wholesale



Export Strategy

- Plans to establish a sorting and packaging facility
  - Allows fruits to be separated according to size (grades)
- Export the highest grade crops for better margins
  - Continue to sell medium grade fruits to the retail market
- Target export markets include Indonesia, Hong Kong, Canada, Malaysia and Australia



About Green Foods

- Green Foods are healthy and environmentally friendly foods
  - Standards set by China Green Food Development Center
- China's Ministry of Agriculture is committed to increasing the availability of environmentally friendly and healthy food
  - Provides support to agricultural companies through the China Green Food Association
  - China's Ministry of Agriculture has invested significant capital since 1990 to create official green food standards

Green Food Market

- Green Food market
  - 6,000 manufacturers producing 17,000 certified green foods items
  - 2009 domestic sales reached over $46 billion
  - Price points are 20-30% higher than conventional produce
  - Exports were more than $2 billion
  - In the past 5 years, green food exports increased at over 40% CAGR
  - Recognized by over 40+ trade partner countries

Green Food Hub

- Green Food Distribution Hub being constructed in the Guangzhou Yuncheng Wholesale Market
- Will cover 330 thousand square feet of floor space and will cater to both wholesale and retail customers
- Expected to open in the end of 2010
- This is a new distribution platform for the Pearl River Delta, Hong Kong and Macao


绿博隆
Metro Green

Green Food Strategy

- Sino Green Land is a council member of the China Green Food Association
  - Mr. Luo, Executive Director of Sino Green Land, is Vice Chairman of China Green Food Association
- Uniquely positioned to distribute green food products for association members
- New source of high margin revenue beginning in fiscal 2011

Competitive Advantages

- Guaranteed and stable agricultural supply
- Strong wholesale distribution network
- High quality product and trusted brand
- Strong support from China's Ministry of Agriculture and municipal governments
- Council membership in China's Green Food Association

H1 2010 Highlights

- Net sales increased 57.1% to $63.3
- Gross profit increased 62.7% to $6.8 million
- GAAP net income of $3.9 million, or $0.03 per diluted share
- Adjusted net income of $4.6 million*, or $0.03 per diluted share
- $4.1 million of cash and cash equivalents, no long-term debt and shareholder's equity of $28.8 million

*H1 2010 and H1 2009 adjusted net income excludes: $.5M and $.4M amortization of land lease expense, respectively; $0.6M and $0 non-cash stock based compensation, respectively; and ($0.4)M and $0 change in derivative liability, respectively.

2009 Financial Highlights


Revenue (millions)
120
100
80
60
40
20
0
2008
2009
Gross Profit (millions)
12
10
8
6
4
2
0
2008
2009
Adj. NI (millions)
$8.0
$6.0
$4.0
$2.0
$-
2008
2009

- Revenue increased 46.9% to $108M for the year ended Dec. 31, 2009
- Gross profit was $11.7M compared to $7.7M for the same period last year
- Gross margin was approximately 10.9% vs 10.5% last year
- Adjusted net income* was $7.5M versus $5.4M in 2008

*2009 and 2008 adjusted net income excludes $.6M and $.5M amortization of land lease expense, respectively; and $3.9M and $0.2M change in derivative liability, respectively.

Financial Results


$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Revenue
NI
2005
2006
2007
2008
2009
H1 2009
H1 2010

*H1 2010 and H1 2009 adjusted net income excludes: $.5M and $.4M amortization of land lease expense, respectively; $0.6M and $0 non-cash stock based compensation, respectively; and ($0.4)M and $0 change in derivative liability, respectively.

*2009 and 2008 adjusted net income excludes $.6M and $.5M amortization of land lease expense, respectively; and $3.9M and $0.2M change in derivative liability, respectively.

Income Statement

Selected Income Statement Items

$mm, FYE 12/31

	2006	2007	2008	2009	CAGR '06-'09
Revenues	$14.8	$42.3	$73.6	$108.0	94.0%
y-o-y growth		*185.3%*	*74.1%*	*46.9%*	
EBITDA	1.0	3.9	5.1	7.0	91.3%
y-o-y growth		*302.8%*	*32.4%*	*35.8%*	
EBITDA Margin	6.5%	9.2%	7.0%	6.5%	
Adjusted net Income*	1.0	3.9	5.4	7.5	95.7%
Margin	6.4%	9.2%	7.3%	6.9%	
Net Income	$1.0	$3.9	$4.7	$3.0	44.2%
Margin	6.5%	9.2%	6.4%	2.8%	

***2009 and 2008 adjusted net income excludes $.6M and $.5M amortization of land lease expense, respectively; and $3.9M and $0.2M change in derivative liability, respectively.**

Target Business Model

- Distribution for high end fruits and vegetables

	2009	Near-term	3-5 Years
Revenue	$108M	$150M	$300M
Gross Margin	11%	15%	18%
EBITDA Margin	7%	11%	14%

- Distribution for Green Foods

	2009	Near-term	3-5 Years
Revenue	-	$150M	$250M
Gross Margin	-	14%	16%
EBITDA Margin	-	10%	13%

Solid Balance Sheet

		Jun 30, 2010		Dec 31, 2009
ASSETS				
Cash	$	4,054,824	$	1,987,616
Total current assets		4,893,306		2,769,093
Long-Term Prepayments		21,833,655		18,961,869
Total assets	$	35,315,828	$	27,000,165
LIABILITIES				
Total current liabilities		6,478,787		6,445,544
Long-term debt		-		-
Total Liabilities		6,478,787		6,445,544
TOTAL SHAREHOLDER'S EQUITY		28,837,041		20,554,621

Capital Structure

- Common shares outstanding: **144.8 M**
- Common shares underlying preferred stock: 17.7 M
- Common shares underlying warrants: 43.9 M

- Total potential shares outstanding: 206.5 M

- The company has investor warrants outstanding to purchase:

Underlying Shares	Exercise Price	Expiration	Cash Proceeds
10,145,454	$0.11	August 2011	$1,116,000
3,466,666	$0.15	August 2011	$520,000
1,866,667	$0.15	January 2012	$280,000
3,333,333	$0.15	July 2012	$500,000
5,115,090	$0.10	August 2014	$511,509
10,000,000	$0.14	August 2014	$1,400,000
10,000,000	$0.25	August 2014	$2,500,000

Exercise of warrants would generate $6.8 million for the company

Senior Management Team

- **Mr. Fong Yiu Ming, Anson (Chairman & CEO)**
  - Co-Founder, Executive Director and COO of Heng Tai Consumables Group Ltd (2001)
  - Sales Director at Vincent Honour Ltd. responsible for China Trade (1986)
  - Over 20 years of experience in consumer product industry
- **Mr. Luo Xiong, Henry (Executive Director)**
  - Founder and Executive Director
  - Managing Director at China Environmental Protection Industry Ltd.
  - Graduated from Guangdong Maoming Agricultural University
  - Over 10 years of experience in agricultural and environment protection industry
- **Mr. Pan Yan (Chief Operating Officer)**
  - Nearly a decade managing operations for major multinational companies
  - Seven years heading Chinese operations of outsourcing company Outsource Supply Management
  - Two years as director of the luxury products business at Vasto, a multinational menswear brand
- **Ms. Mary Ma (Chief Financial Officer)**
  - Extensive experience in corporate finance and US GAAP
  - Finance manager at Germany Lufthansa Group from 2002 to 2003
  - Manager of corporate finance and audit division for China Motion
- **Ms. Sheena Shen (VP Finance)**
  - Former managing Partner at Great Wall Research providing financial advice for US listed Chinese companies
  - Former sell-side analyst covering food and consumer product companies at UBS & JP Morgan Chase
  - Extensive experience in corporate finance and US GAAP

Independent Board of Directors

- **Jeremy Goodwin**
  - President and CFO of China Advanced Construction Materials, a NASDAQ listed company
  - Managing Partner of 3G Capital Partners

- **Kinhang Danvil Chan**
  - Founder of K.H. Chan & Co., a CPA firm in Hong Kong
  - Director and Chairman of the Audit Committee for China Medical and Bio Science, a public company listed on the HK Stock Exchange

- **Karen Tse**
  - Over 14 years of investment banking experience at RBS and JPMorgan
  - Extensive knowledge and experience in capital markets and strategic advisory services across a broad range of industries

Investment Highlights

- ✓ Innovative distribution model that addresses highly fragmented farmer's market and increasing demand for premium foods
- ✓ Efficient and scalable platform for the distribution of high-end fruits and vegetables
- ✓ Established foothold and entry into green foods -- wholesale and retail
- ✓ Strong support of China Green Food Association and China Green Food Develop Center, subsidiaries of China's Ministry of Agriculture
- ✓ Four year sales CAGR 94% with revenue of $108 million and adjusted net income* of $7.5 million in 2009

*2009 adjusted net income excludes $.6M amortization of land lease expense and $3.9M change in derivative liability

Appendix: Company Snapshot

Stock Exchange:	OTC BB
Ticker:	SGLA
Current Price (9/2/10):	$0.25
Shares Outstanding:	144.8 M
Market Cap:	$36.2 M
2009 Revenue:	$108.0 M
2009 Adjusted Net Income*:	$7.5 M
Total Shareholders' Equity (06/30/10):	$28.8 M
Fiscal Year End:	December 31
Inside Ownership:	53%

***2009 adjusted net income excludes $.6M amortization of land lease expense and $3.9M change in derivative liability**